UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code (203) 255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item  2  and  Item 5.  Acquisition or Disposition of Assets and
Other Events and Regulation FD Disclosure.

     Effective October 30, 2003, Competitive Technologies, Inc.
(CTT) sold to LawFinance Group, Inc. (LFG) a second portion of its expected $6,000,000 patent infringement judgment against American Cyanamid Company (Defendant) in the MaternaTM lawsuit. On October 31, 2003, CTT received $900,000 cash in exchange for the Assigned Portion (plus court awarded interest from October 31, 2003) of CTT's share of the potential award.

     CTT will include this $900,000 in revenue in its first quarter of fiscal 2004.

     In management's opinion, it is most likely that the Assigned
Portion will be $1,125,000, in which case the remaining anticipated proceeds from this expected award would be $3,585,000 in addition to the $1,500,000 already received.

    According to the Side Letter Addendum (see Exhibit 10.1), the Assigned Portion will be:

     a) $1,125,000 if, in the current Appeal, Defendant does not file a petition for certiorari with the United States Supreme Court (Supreme Court) or the Supreme Court denies Defendant's petition for certiorari during the current 2003-2004 Term and LFG receives full payment within 7 days of CTT's receiving payment from Defendant, or

     b) $2,160,000 if, in the current Appeal, Defendant files a petition for certiorari with the Supreme Court and the Supreme Court grants Defendant's petition and LFG receives full payment within 7 days of CTT's receiving payment from Defendant, or

     c) $1,400,000 in any circumstance that does not meet the conditions of a) or b).

     CTT retains the remaining anticipated a) $3,585,000, b) $2,550,000, or c) $3,310,000 proceeds from this expected award in addition to the $1,500,000 already received. (On May 19, 2003, CTT received $600,000 cash in exchange for $1,290,000 (plus court awarded interest from May 19, 2003) of CTT's share of the potential award.)

     CTT has no financial obligation to repay LawFinance or to return any portion of the total $1,500,000 received from LawFinance. If CTT's share of the potential award is less than the total amount sold to LawFinance, the entire amount would be paid to LawFinance and LawFinance would be deemed paid in full. CTT granted LawFinance a security interest in CTT's share of the potential award.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits.                                            Page

       10.1 Side Letter Addendum to Agreement closed
               on October 31, 2003 between registrant and
               LawFinance Group, Inc.                         4-6

       10.2 Agreement closed on October 31, 2003
               between registrant and LawFinance Group,
               Inc.                                          7-25

       99.1    Registrant's press release dated
               November 3, 2003                             26-27



                            Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  November 10, 2003            /s/John B. Nano
By:  John B. Nano
                                    President and
                                    Chief Executive Officer